Exhibit 10.5

AMENDMENT, WAIVER AND CONSENT AGREEMENT

This Amendment, Waiver and Consent Agreement (this “Agreement”) is entered into this 28th day of June, 2013, by and among Tengion, Inc., a Delaware corporation (the “Company”), and each party identified on the signature pages hereto (the “Investors”).

RECITALS

A.           The Company and the Investors entered into that certain Securities Purchase Agreement, dated as of October 2, 2012 (as amended, the “Purchase Agreement”), pursuant to which the Company issued and each of the Investors purchased convertible notes and warrants to purchase shares of Company common stock, par value, $0.001 per share (“Common Stock”).

B.           The Company and the Investors entered into that certain Facility Agreement, dated as of October 2, 2012 (as amended, the “Facility Agreement”), which agreement governs the terms and conditions under which the Notes were issued by the Company.

C.           The Company and the Investors entered into that certain Security Agreement, dated as of October 2, 2012 (the “Security Agreement”), pursuant to which the Notes are secured by a lien on all of the Company’s assets, including its intellectual property.

D.           The Company intends to enter into a strategic transaction with Celgene Corporation (“Celgene”) in accordance with that Collaboration and Option Agreement dated as of the date hereof pursuant to which the Company will, among other things, issue to Celgene certain warrants to purchase common stock of the Company (the “Strategic Transaction”).

E.           The Purchase Agreement contains the Call Option, whereby the Company shall sell up to an additional $20,000,000 in Securities to the Investors on substantially the same terms as the Securities sold pursuant to the Purchase Agreement.

F.           Bay City Capital Fund V, L.P., Blackwell Partners LLC, Celgene and Deerfield Special Situations International Master Fund, L.P. (collectively, the “Assigning 2012 Investors”) wish to assign their rights and interests in the Call Option to other potential investors.

G.           Certain of the Investors and the assignees of the Assigning 2012 Investors’ rights and interests in the Call Option intend to exercise their Call Option, pursuant to which the Company will complete a private placement of convertible notes and warrants to purchase Common Stock on or about the date hereof (collectively, the “2013 Financing”).

H.           The Company and the Investors have agreed to amend the Purchase Agreement, the Facility Agreement and the Security Agreement and to waive certain rights thereunder, on the terms and subject to the conditions set forth herein, to, among other things, permit the Assigning 2012 Investors to assign their rights under the Call Option, to waive certain procedural requirements regarding the offering of Securities by the Company, to allow the Company to enter into certain right of first negotiation agreements with respect to its Neo-Urinary Conduit Program and its Neo-Kidney Augment Program, to provide for automatic release of the security interests in assets related to the Company’s esophagus program and the Company’s 80,000 square feet facility in East Norriton, Pennsylvania upon permitted dispositions of these assets and to provide for waivers and amendments by action of a super-majority of the Investors under the Facility Agreement.

I.           Terms not defined herein shall have the applicable meanings provided for such terms in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1. Amendment to the Purchase Agreement
a. The Company and the Investors hereby amend the Purchase Agreement by replacing the definition of “New Securities” in Section 1.1 thereof in its entirety with the following:

“New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities, excluding in all cases securities or rights issued or sold by the Company in connection with a Strategic Transaction.”

b. The Company and the Investors hereby amend Section 4.8 of the Purchase Agreement to read in its entirety as follows:

“Call Options.  The Company shall sell up to an additional $20,000,000 in Securities (the “Additional Securities”) to the Purchasers or their permitted assignees (the “Call Option”).  Any Purchaser or its permitted assignee may exercise all or a portion of its Call Option (until such Purchaser has reached its Purchaser’s Pro Rata Share (as defined below) by delivering written notice(s) to the Company (each a “Call Option Notice”) at any time and from time-to-time on or before June 30, 2013.  Such sale(s) shall be made on the same terms and conditions, or such other terms and conditions as the Company and the Purchasers or their permitted assignees may agree to, including registration rights set forth in this Agreement, except that (a) the representations and warranties of the Company set forth in Section 3.1 hereof (and the Disclosure Schedule), and the representations and warranties of such Purchaser or assignee exercising its Call Option as set forth in Section 3.2 hereof, shall speak as of the Call Option Closing Date and (b) the conversion price for the notes and the exercise price and number of shares issuable upon exercise of the Warrants shall be determined as if the Call Option Closing Date had occurred on the Closing Date and been adjusted as a result of any events taking place prior to the Call Option Closing Date that would have required adjustment.  Each Purchaser or such Purchaser’s permitted assignee may elect to purchase or otherwise acquire up to the principal amount of Notes and the corresponding number of Warrants (subject to adjustment) set forth after each Purchaser’s name in Schedule 4.8 hereof) (the “Purchaser’s Pro Rata Share”).  The closing(s) of any sale(s) pursuant to this Section 4.8 shall occur within ten (10) days of the date that the Call Option Notice is given or at such other time as agreed among the Purchaser(s) delivering the Call Option Notice and the Company (the “Call Option Closing Date”).”

c. The Company and the Investors hereby amend Section 4.9 of the Purchase Agreement to read in its entirety as follows:

“Participation in Future Financings.

(a) Subject to the terms and conditions of this Section 4.9 and applicable securities laws, if on or before the second anniversary of the Securities Purchase Agreement, dated June 28, 2013, by and among the Company and each party identified on the signature pages thereto, the Company proposes to offer or sell any New Securities the Purchasers may purchase up to 42.9% of the New Securities (the “Purchasers New Securities”) sold by the Company.  Each Purchaser shall be entitled to apportion the amount of New Securities it has the right to purchase under this Section 4.9 among itself and its Affiliates in such proportions as it deems appropriate.

(b) The Company shall give notice (the “Offer Notice”) to each Purchaser, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.  By notification to the Company within twenty (20) days after the Offer Notice is given each Purchaser may elect to purchase or otherwise acquire up to the percentage of the Purchasers New Securities equal to the percentage of Securities purchased by such Purchaser pursuant to this Agreement.  The closing of any sale pursuant to this Section 4.9(b) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Section 4.9(c).

(c) If all of the Purchasers New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.9(b), the Company may, during the ninety (90) day period following the expiration of the period provided in Section 4.9(b), offer and sell the remaining unsubscribed portion of such Purchasers New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice.  If the Company does not enter into an agreement for the sale of such Purchasers New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Purchasers New Securities shall not be offered unless first reoffered to the Purchasers in accordance with this Section 4.9.

(d) The right of first offer in this Section 4.9 shall not be applicable to the issuance of New Securities in an Exempt Issuance (as defined in the Notes and Warrants).”

2. Waiver of Certain Rights Under the Purchase Agreement

a. In connection with the 2013 Financing and the issuance of warrants to purchase common stock of the Company as part of the Strategic Transaction only, the Investors hereby waive their rights regarding proposals to offer or sell New Securities under Section 4.9 of the Purchase Agreement.

b. For the avoidance of doubt, other than as specifically set forth herein, the Investors’ rights and obligations under the Purchase Agreement shall remain unaffected by this Agreement, and shall continue in full force and effect.

3. Amendment to the Facility Agreement

a. The Company and the Investors hereby amend the Facility Agreement by replacing the final paragraph of Section 5.2 thereof in its entirety with the following:

“No provision of this Agreement or any other Transaction Document shall be construed to prohibit (or otherwise require the consent of the Lenders) (i) the Borrower  from entering into bona fide business development transactions with Persons who are not Affiliates of the Borrower, which transactions may include exclusive licenses of Borrower’s intellectual property to third party strategic partners,  the Borrower granting rights of first negotiation to Celgene Corporation (“Celgene”) and the exercise of such rights by Celgene with respect to any license, sale, assignment, transfer or other disposition of any material portion of intellectual property or other assets related to its Neo-Urinary Conduit Program or Neo-Kidney Augment Program and the Borrower granting Celgene the right to purchase and the purchase by Celgene of the Borrower’s esophagus program, or (ii) the Borrower from selling, leasing or otherwise disposing of its interest in its East Norriton, Pennsylvania facility, at which time the Lenders’ security interest, if any, in any such interest of the Borrower shall automatically terminate and be released without further action.”

b. The Company and the Investors hereby amend the Facility Agreement by replacing the final sentence of Section 6.6 thereof in its entirety with the following:

“The provisions of this Agreement may be waived, modified, supplemented or amended only by an instrument in writing signed by an authorized officer of the Borrower and Lenders holding, in the aggregate, at least 66 2/3% of the principal amount of the Notes then outstanding, including Celgene, if it is a holder at that time, RA Capital Healthcare Fund L.P., if it is a holder at that time and at least one of Deerfield Special Situations Fund, L.P. or Deerfield Special Situations International Master Fund, L.P., if either of such entities is a holder at that time.”

4. Amendment to the Security Agreement

a. The Company and the Investors hereby amend Section 7 of the Security Agreement to read in its entirety as follows:

“7.           Termination & Release.

(a) This Agreement and the security interests granted hereby shall terminate, and any Liens arising therefrom shall be automatically released, upon the payment and satisfaction in full of the Obligations.

(b) Upon any sale or transfer by the Obligor of any Collateral that is permitted under the Facility Agreement or the Notes, or upon the effectiveness of any written consent by the Secured Parties to release the security interest granted hereby in any Collateral, the security interest in such Collateral shall be automatically released.

In connection with any termination or release pursuant to clauses (a) or (b) of this Section 7, the Secured Parties shall execute and deliver to the Obligor, at the Obligor’s expense, all documents that the Obligor shall reasonably request to evidence such termination or release and shall perform such other actions as reasonably requested by the Obligor to effect such release, including delivery of certificates, securities and instruments.”

5. Consent Regarding the Assigning 2012 Investors’ Assignment of Rights Under the Call Option

a. The Assigning 2012 Investors hereby assign their rights and interests in the Call Option and all other rights under Section 4.8 of the Purchase Agreement to certain investors participating in the 2013 Financing, as outlined on Exhibit A.

b. The Company and the Investors hereby consent to Assigning 2012 Investors’ assignment of their rights and interests in the Call Option and all other rights under Section 4.8 of the Purchase Agreement, as outlined on Exhibit A, and waive any claims in connection with such assignment.

6. Effectiveness of this Agreement

a. The provisions of Section 1 through Section 4 of this Agreement shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon receipt by the Investors of a counterpart of this Agreement executed and delivered by duly authorized officers of each other Investor and the Company.

7. Miscellaneous

a. Headings.  The various headings of this Agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

b. Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

c. Interpretation.  No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

d. Complete Agreement; Conflict of Terms.  This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto.  In the event of any inconsistency between the provisions of this Agreement and any provision of the Transaction Documents, the terms and provisions of this Agreement shall govern and control.

e. Reaffirmation, Ratification and Acknowledgment.  The Company hereby (1) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and Liens in favor of the Investors, under each Transaction Document to which it is a party, (2) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Transaction Documents, (3) agrees that neither such ratification and reaffirmation, nor any Investor’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Company with respect to any subsequent modifications to the Transaction Documents and (4) agrees that none of the terms and conditions of this Agreement shall limit or diminish its payment and performance obligations, contingent or otherwise, under the Transaction Documents to which it is a party.  The parties hereto agree that each of the Transaction Documents, as modified by the Agreement, shall remain in full force and effect and is hereby ratified and confirmed.  This Agreement shall constitute a Transaction Document for purposes of the Facility Agreement.

f. Governing Law.   ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE.

g. Effect.  Upon the effectiveness of this Agreement, each reference in each of the Purchase Agreement, the Facility Agreement and the Security Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to, respectively, the Purchase Agreement, the Facility Agreement and Security Agreement as modified hereby and each reference in the other Transaction Documents to the Purchase Agreement, the Facility Agreement and the Security Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to, respectively, the Purchase Agreement, the Facility Agreement and Security Agreement as modified hereby.  Except as expressly provided in this Agreement, all of the terms, conditions and provisions of the Purchase Agreement, the Facility Agreement, the Security Agreement and the other Transaction Documents shall remain the same.

h. No Novation or Amendment.  Except as specifically set forth in this Agreement, the execution, delivery and effectiveness of this Agreement shall not (1) limit, impair, constitute an amendment, forbearance or waiver by, or otherwise affect any right, power or remedy of, any Investor under the Transaction Documents or waive, affect or diminish any right of the Investors to demand strict compliance and performance therewith, (2) constitute a waiver of, or forbearance with respect to, any Default or Event of Default (each as defined in the Facility Agreement), whether known or unknown or (3) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Transaction Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

i. Reservation of Rights.  The Investors expressly reserve all of their respective rights and remedies under the Transaction Documents and under applicable law with respect to any Event of Default that may have occurred or may hereafter occur, whether known or unknown.

 [Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Tengion, Inc.

By:	/s/ A. Brian Davis
A. Brian Davis
Chief Financial Officer and VP Finance

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

Celgene Corporation

By:	/s/ Perry Karsen
Name:	Perry Karsen
Title:	EVP, Chief Operations Officer

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

By:              /s/ Peter Kolchinsky
Name:         Peter Kolchinsky
Title:           Manager

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

By:	/s/ Geoffrey D. Keegan
Name:	Geoffrey D. Keegan
Title:	Investment Manager, DUMAC, Inc.

By:	/s/ Jannine Lall
Name:	Jannine Lall
Title:	Assistant Treasurer, DUMAC, Inc.

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

Deerfield Special Situations Fund, L.P.
By: Deerfield Mgmt, L.P., General Partner

By: J.E. Flynn Capital LLC, General Partner

By:	/s/ James E. Flynn
Name:	James E. Flynn
Title:	President

Deerfield Special Situations International Master Fund, L.P.
By: Deerfield Mgmt, L.P., General Partner

By: J.E. Flynn Capital LLC, General Partner

By:	/s/ James E. Flynn
Name:	James E. Flynn
Title:	President

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

DAFNA Lifescience LTD

By:	/s/ Nathan Fischel
Name:	Nathan Fischel
Title:	Managing Member

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

DAFNA Lifescience Select LTD

By:	/s/ Nathan Fischel
Name:	Nathan Fischel
Title:	Managing Member

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

DAFNA Lifescience Market Neutral LTD

By:	/s/ Nathan Fischel
Name:	Nathan Fischel
Title:	Managing Member

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

HealthCap IV KB, by HealthCap IV GP AB

By:	/s/ Staffan Lindstrand
Name:	Staffan Lindstrand
Title:	Partner

By:	/s/ Anki Forsberg
Name:	Anki Forsberg
Title:	Partner

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

Odlander, Fredriskson & Co AB, as a member, and on behalf of all members, if any, of OFCO Club IV

By:	/s/ Staffan Lindstrand
Name:	Staffan Lindstrand
Title:	Partner

By:	/s/ Anki Forsberg
Name:	Anki Forsberg
Title:	Partner

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

HEALTHCAP IV Bis LP by HealthCap IV GP SA

By:	/s/ Peder Fredrikson
Name:	Peder Fredrikson
Title:	President

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

HEALTHCAP IV LP by HealthCap IV GP SA

By:	/s/ Peder Fredrikson
Name:	Peder Fredrikson
Title:	President

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

By:	/s/ Carl Goldfischer, MD
Name:	Carl Goldfischer, MD
Title:	Manager and Managing Member

[Amendment, Waiver and Consent Signature Page]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Investors:

By:	/s/ Carl Goldfischer, MD
Name:	Carl Goldfischer, MD
Title:	Manager and Managing Member

[Amendment, Waiver and Consent Signature Page]